As filed with the Securities and Exchange Commission on December 21, 2001
                                                       Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                       N/A
                        (Date of earliest event reported)

                                  -------------

                     POTASH CORPORATION OF SASKATCHEWAN INC.
             (Exact Name of Registrant as Specified in Its Charter)

         SASKATCHEWAN                     1474                     N/A
(State or other jurisdiction of    (Primary standard        (I.R.S. employer
incorporation or organization)   industrial code number)   identification no.)

                ------------------------------------------------

                             122 - 1st Avenue South
                     Saskatoon, Saskatchewan, Canada S7K 7G3
                                  306-933-8500
 (Address And Telephone Number of the Registrant's Principal Executive Offices)

                ------------------------------------------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                ------------------------------------------------

                     Potash Corporation of Saskatchewan Inc.
                           Current Report on Form 8-K

Item 7.    Exhibits

Exhibit
Number       Description of Document
--------     -------------------------------------------------------------------

99           Description of the Capital Stock of Potash Corporation of
             Saskatchewan Inc.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Potash Corporation of Saskatchewan Inc.


                                  By: /s/ JOHN L.M. HAMPTON
                                      ------------------------------------------

                                      John L.M. Hampton
                                      Senior Vice President, General Counsel and
                                        Secretary
                                      Potash Corporation of Saskatchewan Inc.


Date: December 21, 2001

                                Index to Exhibits



Exhibit                                                   Method of
Number     Description of Document                        Filing           Page
---------  --------------------------------------------   --------------  ------

99         Description of the Capital Stock of Potash     Filed herewith    5
           Corporation of Saskatchewan Inc.